The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich
Capital Markets, Inc.Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.
	CENTEX HOME EQUITY LOAN TRUST 2005-B
	01/31/05 ACTUAL BALANCES

Fixed/Arm:	ARM& Fixed Rate

Total Current Balance:	95,922,294
Total Original Balance:	95,924,116

Number Of Loans:	403

			Minimum	Maximum
Average Current Balance:	$238,020.58		$60,000.00	$612,000.00
Average Original Balance:	$238,025.10		$60,000.00	$612,000.00
Average Appraisal Value:	$297,729.73		$71,500.00	$885,000.00
Average Purchase Price:	$289,430.41		$0.00	$641,900.00
Average Collateral Value:	$296,232.38		$71,500.00	$885,000.00

Weighted Average Gross Coupon:	6.376%		5.350	8.600%

Weighted Average Gross Margin:	5.549%		3.800	9.000%
Weighted Average Initial Rate Cap:	2.998%		2.000	3.000%
Weighted Average Period Rate Cap:	1.495%		1.000	1.500%
Weighted Average Minimum Rate:	6.365%		5.350	8.600%
Weighted Average Maximum Rate:	13.363%		12.250	15.600%

Weighted Average Initial Reset Frequency:	28	months	24	36	months
Weighted Average Reset Frequency:	6	months	6	6	months
Weighted Average Next Reset:	26.82	months	22.00	36.00	months

Weighted Average Combined Orig Ltv:	81.39%		44.79	100.00%
Weighted Average Combined Orig Ltv w SS:	85.71%		44.79	102.99%

Weighted Average Fico Score:	628		549	798

Weighted Average Back-End Ratio:	41.33%		14.64	55.48%

Weighted Average Orig Amort Term:	359.84	months	240.00	360.00	months
Weighted Average Original Term:	359.84	months	240.00	360.00	months
Weighted Average Remaining Term:	359.15	months	238.00	360.00	months
Weighted Average Seasoning:	0.69	months	0.00	2.00	months

Weighted Average Prepay Term:	30.11	months	0.00	36.00	months

Top State Concentrations ($):	49.51 %California,9.28 %Florida,7.94 %Colorado
Maximum Zip Code Concentration ($):	2.60%92563(Murrieta, CA)

First Pay Date:			Dec 01, 2004	Mar 01, 2005
Paid To Date:			Dec 13, 2004	Jan 31, 2005
Mature Date:			Nov 10, 2024	Feb 01, 2035
1St Rate Adj Date:			Nov 01, 2006	Feb 01, 2008
Next Rate Adj Date:			Nov 01, 2006	Feb 01, 2008

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 ARM I/O	257	66,587,049.39	69.42
3/27 ARM I/O	138	27,496,262.73	28.67
Fixed I/O	8	1,838,981.89	1.92
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01:Current	403	95,922,294.01	100.00
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2/28 6 Mo LIBOR ARM	257	66,587,049.39	69.42
3/27 6 Mo LIBOR ARM	138	27,496,262.73	28.67
Fixed Rate	8	1,838,981.89	1.92
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIXED/ARM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
ARM	395	94,083,312.12	98.08
Fixed Rate	8	1,838,981.89	1.92
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Second	283	69,233,453.47	72.18
Silent Second	120	26,688,840.54	27.82
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
60,000 - 100,000	19	1,557,565.03	1.62
100,001 - 150,000	81	10,303,795.37	10.74
150,001 - 200,000	76	13,231,764.23	13.79
200,001 - 250,000	61	13,571,277.66	14.15
250,001 - 300,000	50	13,886,478.54	14.48
300,001 - 350,000	58	18,775,519.28	19.57
350,001 - 400,000	24	8,909,072.00	9.29
400,001 - 450,000	17	7,240,761.00	7.55
450,001 - 500,000	14	6,748,500.90	7.04
500,001 - 550,000	1	507,850.00	0.53
550,001 - 600,000	1	577,710.00	0.60
600,001 - 612,000	1	612,000.00	0.64
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
60,000 - 100,000	19	1,557,565.03	1.62
100,001 - 150,000	81	10,303,795.37	10.74
150,001 - 200,000	76	13,231,764.23	13.79
200,001 - 250,000	61	13,571,277.66	14.15
250,001 - 300,000	50	13,886,478.54	14.48
300,001 - 350,000	58	18,775,519.28	19.57
350,001 - 400,000	24	8,909,072.00	9.29
400,001 - 450,000	17	7,240,761.00	7.55
450,001 - 500,000	14	6,748,500.90	7.04
500,001 - 550,000	1	507,850.00	0.53
550,001 - 600,000	1	577,710.00	0.60
600,001 - 612,000	1	612,000.00	0.64
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.350 - 5.500	27	7,421,913.56	7.74
5.501 - 6.000	100	26,242,369.04	27.36
6.001 - 6.500	126	30,499,280.03	31.80
6.501 - 7.000	79	17,705,962.03	18.46
7.001 - 7.500	46	9,284,535.65	9.68
7.501 - 8.000	20	4,029,307.70	4.20
8.001 - 8.500	4	587,726.00	0.61
8.501 - 8.600	1	151,200.00	0.16
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.800 - 4.000	1	130,000.00	0.14
4.001 - 5.000	91	23,774,775.19	25.27
5.001 - 6.000	202	47,953,373.46	50.97
6.001 - 7.000	90	19,991,609.47	21.25
7.001 - 8.000	10	2,002,554.00	2.13
8.001 - 9.000	1	231,000.00	0.25
Total	395	94,083,312.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.350 - 6.000	127	33,664,282.60	35.78
6.001 - 7.000	201	47,160,415.61	50.13
7.001 - 8.000	62	12,519,687.91	13.31
8.001 - 8.600	5	738,926.00	0.79
Total	395	94,083,312.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
12.250 - 13.000	128	33,808,751.60	35.93
13.001 - 14.000	200	47,015,946.61	49.97
14.001 - 15.000	62	12,519,687.91	13.31
15.001 - 15.600	5	738,926.00	0.79
Total	395	94,083,312.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INITIAL RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000	1	144,469.00	0.15
3.000	394	93,938,843.12	99.85
Total	395	94,083,312.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIOD RATE CAP (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000	4	849,219.00	0.90
1.500	391	93,234,093.12	99.10
Total	395	94,083,312.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ (ARMS):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	395	94,083,312.12	100.00
Total	395	94,083,312.12	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
240	1	126,979.44	0.13
360	402	95,795,314.57	99.87
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
238 - 240	1	126,979.44	0.13
301 - 360	402	95,795,314.57	99.87
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	198	46,798,431.90	48.79
1 - 2	205	49,123,862.11	51.21
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
COMBINED ORIG LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
44.79 - 45.00	1	107,500.00	0.11
45.01 - 50.00	3	551,979.44	0.58
50.01 - 55.00	4	901,352.17	0.94
55.01 - 60.00	6	1,496,800.00	1.56
60.01 - 65.00	8	1,955,788.73	2.04
65.01 - 70.00	12	3,477,081.45	3.62
70.01 - 75.00	18	4,441,156.81	4.63
75.01 - 80.00	205	45,612,367.73	47.55
80.01 - 85.00	28	7,029,318.57	7.33
85.01 - 90.00	88	23,001,934.95	23.98
90.01 - 95.00	28	6,848,014.16	7.14
95.01 - 100.00	2	499,000.00	0.52
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BACK-END RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
14.64 - 15.00	1	212,000.00	0.22
15.01 - 20.00	5	515,550.00	0.54
20.01 - 25.00	18	3,972,495.44	4.14
25.01 - 30.00	23	5,228,374.09	5.45
30.01 - 35.00	43	10,816,230.48	11.28
35.01 - 40.00	68	15,841,525.52	16.51
40.01 - 45.00	97	21,977,860.40	22.91
45.01 - 50.00	106	26,064,730.72	27.17
50.01 - 55.00	40	11,033,039.36	11.50
55.01 - 55.48	2	260,488.00	0.27
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
549 - 550	1	220,000.00	0.23
551 - 575	7	1,628,503.22	1.70
576 - 600	84	20,720,229.51	21.60
601 - 625	119	28,334,254.07	29.54
626 - 650	88	20,127,664.48	20.98
651 - 675	63	15,914,735.21	16.59
676 - 700	29	6,324,689.04	6.59
701 - 725	6	1,297,827.48	1.35
726 - 750	2	359,108.00	0.37
776 - 798	4	995,283.00	1.04
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Prepayment Penalty	309	72,936,078.41	76.04
No Prepayment Penalty	94	22,986,215.60	23.96
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OPREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	94	22,986,215.60	23.96
12	24	6,534,653.85	6.81
24	98	22,741,915.53	23.71
36	187	43,659,509.03	45.52
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	263	62,071,810.67	64.71
PUD	113	28,666,487.46	29.89
Condominium	24	4,714,805.88	4.92
Townhouse	3	469,190.00	0.49
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	403	95,922,294.01	100.00
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
BALLOON FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fully Amortizing	403	95,922,294.01	100.00
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Y	403	95,922,294.01	100.00
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
IO TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
24	20	5,535,884.24	5.77
36	8	2,531,040.31	2.64
60	375	87,855,369.46	91.59
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	148	37,735,593.21	39.34
Purchase	147	35,720,957.66	37.24
Rate/Term Refinance	108	22,465,743.14	23.42
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	402	95,702,294.01	99.77
Investor	1	220,000.00	0.23
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	344	80,178,325.94	83.59
Stated Documentation	56	14,754,968.07	15.38
Limited Documentation	3	989,000.00	1.03
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
A	398	94,866,545.92	98.90
B	5	1,055,748.09	1.10
Total	403	95,922,294.01	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	24	4,319,397.77	4.50
California	152	47,490,953.72	49.51
Colorado	41	7,611,539.62	7.94
Connecticut	2	472,910.00	0.49
Florida	44	8,903,414.26	9.28
Georgia	12	2,385,569.40	2.49
Illinois	1	214,024.00	0.22
Indiana	1	62,300.00	0.06
Maryland	9	2,804,751.00	2.92
Michigan	2	299,856.00	0.31
Minnesota	7	1,333,348.36	1.39
Nevada	17	4,324,093.54	4.51
New Jersey	2	282,800.00	0.29
New Mexico	4	635,786.00	0.66
New York	1	259,600.00	0.27
North Carolina	12	2,150,007.00	2.24
Ohio	8	1,341,092.00	1.40
Oklahoma	1	144,469.00	0.15
Oregon	2	326,400.00	0.34
Pennsylvania	1	231,000.00	0.24
South Carolina	2	299,124.00	0.31
Tennessee	2	613,705.00	0.64
Texas	21	2,989,905.48	3.12
Utah	10	1,368,487.86	1.43
Virginia	4	739,550.00	0.77
Washington	21	4,318,210.00	4.50
Total	403	95,922,294.01	100.00